[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         MFS(R) EMERGING
                         GROWTH FUND
                         SEMIANNUAL REPORT o MAY 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 31
MFS' Year 2000 Readiness Disclosure ....................................... 39
Trustees and Officers ..................................................... 41

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John W. Ballen]
     John W. Ballen

For the six months ended May 31, 1999, Class A shares of the Fund provided a total return of 12.47%, Class B shares 12.03%, Class C shares 12.02%, Class I shares 12.58%, and Class J shares 12.15%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average mid-cap fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 16.18%. The Fund's returns also compare to a 12.60% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 12.28% return for the Russell 2000 Total Return Index (the Russell 2000), an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Three factors impacted performance. First, the Fund has holdings in small, mid-sized, and large companies. Until early April, when the market began to broaden, its best-performing segment was made up of a narrow group of about 50 of the largest-company growth stocks in the S&P 500, as well as some Internet stocks. Prices of the large-company stocks reached what we believe were excessive levels, relative to their earnings. Recently, however, some small and mid-sized company stocks have performed better as investors sought their less expensive prices. This broadening of the stock market has been positive for the Fund because we have companies of all sizes in the portfolio. Also, it has made it possible for us to find mid-sized and small companies with what we think are greater potential earnings growth rates.

   Second, the Fund was affected by the fact that we have not invested in many of the Internet stocks. We do own established companies such as Cisco Systems that provide the systems to support Internet traffic. Internet stocks performed very well in the early part of the year but, because investors saw that these stocks also were becoming overvalued, there has been a huge rush out of them in the past month or two. As a result of our underweighting, the Fund has not been hurt by the recent decline in Internet stocks.

   The third factor has been our exposure to computer software companies. Many software companies have faced uncertainty over the Year 2000 (Y2K) computer issue. Earlier this year, it looked like many businesses would reduce their spending on computer software and systems to give themselves time to ensure their existing systems were Y2K ready. Although it now looks like spending won't be cut as much as people feared, the stocks have been impacted. We think the Y2K issue will be behind us by next spring. At that time, companies such as BMC Software and Computer Associates, which are dominant in their markets, may be among the best positioned in what we expect to be a very rapidly growing industry.

Q. TECHNOLOGY CONTINUES TO BE THE FUND'S LARGEST SECTOR. WHY IS THIS INDUSTRY ATTRACTIVE?

A. Companies continue to increase earnings growth by aggressively downsizing, restructuring, and outsourcing many business functions. Technology allows these companies to be more productive without necessarily hiring more people. We believe these trends will continue both domestically and internationally, where companies are well behind in restructuring efforts and in technology investments. Although prices of software stocks did decline this spring, we think the industry will perform well over the long term.

Q. WHAT STOCKS IN PARTICULAR HELPED PERFORMANCE?

A. Several of our telecommunications and media holdings have performed well. MCI WorldCom is a dominant player in telecommunications and the backbone of worldwide cellular traffic. MediaOne, which is being acquired by AT&T, has been a big beneficiary of the growth of cable, both for entertainment and for access to the Internet. Also, health maintenance organizations such as United HealthCare are starting to raise prices, which may make them more profitable.

Q. YOUR NEXT-LARGEST SECTOR IS LEISURE. WHAT COMPANIES DO YOU LIKE THERE?

A. Cendant is the largest leisure holding. The company has come back from a difficult year in 1998, and its divisions have performed well. Its hotels, for example, have benefited from a slowdown in new construction, which has reduced the industry's overcapacity of rooms. Univision also has performed well. This cable company has a 90% share of the Hispanic market, which is the fastest-growing segment of the population and has very attractive demographics for advertisers.

Q. ANOTHER LARGE SECTOR IS CONGLOMERATES AND SPECIAL SERVICES. WHAT COMPANIES FIT INTO THIS CATEGORY?

A. This category includes special services companies that can help larger organizations downsize and outsource. The group can include information technology consulting companies and payroll processing vendors. Most of the companies are relatively small. For example, we own more than 10 different information technology consulting organizations.

Q. WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKETS, AND HOW IS THAT VIEW REFLECTED IN THE PORTFOLIO?

A. I think we'll continue to see a broadening of the market, which should benefit the Fund. Over the past couple of years, the Fund has been more heavily weighted toward the large companies than the mid-sized and small companies. One reason is that we have been reluctant to sell strong-performing stocks just because the companies get big. We will continue to rely on MFS(R) Original Research(SM) to help us find companies of all sizes that we feel can demonstrate favorable growth, earnings potential, and share price value.

/s/ John W. Ballen

    John W. Ballen
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND. MR. BALLEN IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, MFS(R) INSTITUTIONAL MID CAP GROWTH FUND, MFS(R) GLOBAL GROWTH FUND, AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER AND PORTFOLIO MANAGER IN 1986, VICE PRESIDENT IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                 SEEKS LONG-TERM GROWTH OF CAPITAL. DIVIDEND AND
                           INTEREST INCOME, IF ANY, IS INCIDENTAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     DECEMBER 29, 1986

CLASS INCEPTION:           CLASS A  SEPTEMBER 13, 1993
                           CLASS B  DECEMBER 29, 1986
                           CLASS C  APRIL 1, 1996
                           CLASS I  JANUARY 2, 1997
                           CLASS J  SEPTEMBER 24, 1998

SIZE:                      $13.3 BILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.47%       +11.86%       +47.49%      +162.82%        +577.21%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +11.86%       +13.83%      + 21.32%        + 21.08%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          + 5.43%       +11.60%      + 19.89%        + 20.37%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.03%       +11.00%       +44.06%      +152.80%        +551.92%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +11.00%       +12.94%      + 20.38%        + 20.62%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          + 7.00%       +12.15%      + 20.19%        + 20.62%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.02%       +10.98%       +44.06%      +152.69%        +551.92%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +10.98%       +12.94%      + 20.37%        + 20.62%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          + 9.98%       +12.94%      + 20.37%        + 20.62%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.58%       +12.09%       +47.57%      +158.95%        +567.76%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +12.09%       +13.85%      + 20.96%        + 20.91%
--------------------------------------------------------------------------------------------------------------

CLASS J
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.15%       +11.17%       +44.29%      +153.22%        +553.00%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +11.17%       +13.00%      + 20.42%        + 20.64%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          + 7.84%       +11.86%      + 19.69%        + 20.28%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class J shares ("J") SEC results include the maximum 3% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors. Class J shares are only available to certain institutional investors.

A, C, and J results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A, C, and J. Because operating expenses of A and J are lower than those of B, A and J performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B. The B performance included in the J SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to J rather than the CDSC generally applicable to B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                         44.5%
               LEISURE                            15.3%
               MISCELLANEOUS                      13.3%
               HEALTH CARE                         7.7%
               UTILITIES & COMMUNICATIONS          7.4%

TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  9.2%            MICROSOFT CORP.  4.9%
Computer network developer           Computer software and systems company

TYCO INTERNATIONAL LTD.  6.8%        COMPUWARE CORP.  4.5%
Fire protection, packaging, and      Computer software company
electronic equipment manufacturer
                                     BMC SOFTWARE, INC.  4.5%
ORACLE CORP.  6.2%                   Computer software company
Database software developer and
manufacturer                         COMPUTER ASSOCIATES
                                     INTERNATIONAL, INC. 4.5%
MCI WORLDCOM, INC.  6.1%             Computer software company
Telecommunications company
                                     UNITED HEALTHCARE CORP. 3.2%
CENDANT CORP.  5.1%                  Health maintenance organization
Hotel, real estate, and consumer
services company franchiser

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

Stocks - 97.3%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 94.7%
  Advertising - 0.6%
    Lamar Advertising Co., "A"*                        132,500  $     4,521,563
    Outdoor Systems, Inc.*                           1,309,782       39,211,599
    Snyder Communications, Inc.*                       292,200        7,140,637
    Young & Rubicam, Inc.                              638,600       24,426,450
                                                                ---------------
                                                                $    75,300,249
-------------------------------------------------------------------------------
  Aerospace - 0.1%
    Gulfstream Aerospace Corp.*                        266,100  $    16,431,675
    Ladish Co., Inc.*                                   55,000          440,000
                                                                ---------------
                                                                $    16,871,675
-------------------------------------------------------------------------------
  Airlines - 0.1%
    Airnet Systems, Inc.*                              110,000  $     1,161,875
    Atlas Air, Inc.*                                   286,350        7,695,656
                                                                ---------------
                                                                $     8,857,531
-------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Nine West Group, Inc.*                             322,316  $     8,944,269
-------------------------------------------------------------------------------
  Automotive - 0.6%
    AutoNation, Inc.                                 3,350,000  $    54,856,250
    Dura Automotive Systems, Inc.*                      43,400        1,291,150
    Federal-Mogul Corp.                                360,300       16,618,837
    Hayes Lemmerz International, Inc.*                   9,000          297,000
    National Equipment Services, Inc.*                 203,700        2,113,388
                                                                ---------------
                                                                $    75,176,625
-------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Waters Corp.*                                      335,000  $    33,039,375
-------------------------------------------------------------------------------
  Broadcasting - 0.1%
    AT&T Corp. - Liberty Media Group*                  100,000  $     6,643,750
    Infinity Broadcasting Corp.*                       506,300       12,942,294
                                                                ---------------
                                                                $    19,586,044
-------------------------------------------------------------------------------
  Business Machines - 0.5%
    Affiliated Computer Services, Inc., "A"*         1,129,500  $    48,992,063
    Aztec Consulting, Inc.*                            907,203        2,211,307
    Kulicke & Soffa Industries, Inc.*                  188,800        3,988,400
    Texas Instruments, Inc.                             40,000        4,375,000
                                                                ---------------
                                                                $    59,566,770
-------------------------------------------------------------------------------
  Business Services - 4.7%
    A Consulting Team, Inc.*                            20,000  $       162,500
    ACSYS, Inc.*                                       136,100          561,413
    BISYS Group, Inc.*                                 451,000       24,762,719
    BridgeStreet Accomodations, Inc.*                   37,600          131,600
    Building One Services Corp.*                       857,124       11,464,033
    Caribiner International, Inc.*                      14,900           80,088
    Ceridian Corp.*                                    476,800       15,734,400
    Command Systems, Inc.*                              42,900           69,713
    Compass International Services Corp.*              255,100        1,705,981
    Complete Business Solutions, Inc.                  206,380        5,004,715
    Computer Sciences Corp.*                           499,500       32,311,406
    Cornell Corrections, Inc.*                         232,800        4,510,500
    Cotelligent Group, Inc.*                           589,800        7,888,575
    Data Processing Corp.*                             229,000        3,477,937
    DST Systems, Inc.*                                 560,400       30,261,600
    Employee Solutions, Inc.*                          588,200          698,488
    F.Y.I., Inc.*                                      333,400        9,168,500
    First Data Corp.                                 2,632,804      118,311,630
    Fiserv, Inc.*                                      720,071       27,002,662
    Forrester Research, Inc.*                           10,000          320,000
    Hagler Bailly, Inc.*                                72,000          587,250
    Hall Kinion & Associates, Inc.*                     15,600          113,100
    ICT Group, Inc.*                                   293,200        1,502,650
    Ikon Office Solutions, Inc.                      2,500,000       34,843,750
    IMRglobal Corp.*                                   914,900       19,155,719
    Innovative Valve Technologies, Inc.*                60,000           52,500
    Insight Enterprises, Inc.*                         546,075       13,856,653
    IntelliQuest Information Group, Inc.*               53,800          416,950
    Interim Services, Inc.*                          1,231,600       26,864,275
    International Network Services*                    135,000        5,045,625
    ITT Educational Services, Inc.*                      8,000          190,500
    Labor Ready, Inc.*                                  42,500        1,514,062
    Learning Tree International, Inc.*                  86,850          911,925
    Mecon, Inc.*                                        28,600          232,375
    Meta Group, Inc.*                                   18,750          257,813
    Metamor Worldwide, Inc.*                         1,203,600       32,948,550
    Modis Professional Services, Inc.*++             7,220,150      106,497,212
    National Data Corp.                                 87,273        4,107,286
    National Processing, Inc.*                         215,900        1,295,400
    NCO Group, Inc.*                                    52,950        1,614,975
    Nextera Enterprises, Inc.                           75,000          632,813
    NOVA Corp.*                                        378,400        8,419,400
    Outsource International, Inc.*                     151,900          678,803
    Paymentech, Inc.*                                  134,600        3,373,412
    Personnel Group of America, Inc.*                  393,700        4,478,337
    Policy Management Systems Corp.*                    46,800        1,702,350
    Precision Response Corp.*                           95,000          546,250
    PRT Group, Inc.*                                   361,500          971,531
    Quintiles Transnational Corp.*                      75,000        3,046,875
    Radiant Systems, Inc.*                             151,500        1,903,219
    RCM Technologies, Inc.*                            472,300        6,936,906
    RemedyTemp, Inc., "A"*                              80,000        1,080,000
    Renaissance Worldwide, Inc.*                     2,138,100       15,501,225
    Romac International, Inc.*                         373,500        5,369,062
    Rural/Metro Corp.*                                 410,900        3,107,431
    Scient Corp.                                         8,200          411,025
    Service Experts, Inc.*                             160,000        2,970,000
    Sitel Corp.*                                       276,400          760,100
    SPR, Inc.*                                         202,700        1,355,556
    Staffmark, Inc.*                                   841,900        9,155,662
    Syntel, Inc.*                                      127,500        1,378,594
    Technology Solutions Co.*                          129,000        1,201,313
    UBICS, Inc.*                                       110,000          481,250
    Vestcom International, Inc.*                       142,100          834,838
    Waterlink, Inc.*                                   225,000          914,063
                                                                ---------------
                                                                $   622,847,045
-------------------------------------------------------------------------------
  Chemicals
    Polymer Group, Inc.*                               167,700  $     2,054,325
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                              155,100  $     3,673,931
    Dell Computer Corp.*                               460,000       15,841,250
                                                                ---------------
                                                                $    19,515,181
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 5.1%
    America Online, Inc.*                                6,200  $       740,125
    Autodesk, Inc.                                   1,273,637       35,184,222
    Microsoft Corp.*                                 7,871,400      635,123,587
    Systemax, Inc.                                     333,300        4,541,213
                                                                ---------------
                                                                $   675,589,147
-------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    EMC Corp.*                                         129,800  $    12,931,325
    Ingram Micro, Inc.*                                107,900        3,129,100
    Tier Technologies, Inc.                             32,400          227,813
    USinternetworking, Inc.                             29,100          847,537
                                                                ---------------
                                                                $    17,135,775
-------------------------------------------------------------------------------
  Computer Software - Systems - 22.1%
    Alphanet Solutions, Inc.*                          130,000  $       511,875
    Aspen Technology, Inc.*                            227,600        2,375,575
    BMC Software, Inc.*                             11,678,957      577,378,437
    Cadence Design Systems, Inc.*++                 12,356,970      159,095,989
    Cambridge Technology Partners, Inc.*             1,934,100       32,879,700
    CCC Information Services Group, Inc.*               28,000          360,500
    CHS Electronics, Inc.*                             464,950        2,063,216
    Computer Associates International, Inc.         11,852,400      560,766,675
    Compuware Corp.*++                              18,990,192      589,882,839
    Keane, Inc.*                                       400,000       11,600,000
    Momentum Business Applications, Inc.*                4,488           35,904
    Network Associates, Inc.*                          274,600        4,033,187
    Oracle Corp.*                                   32,588,775      808,608,980
    Peoplesoft, Inc.*                                  224,400        3,632,475
    Rational Software Corp.*                           185,200        6,262,075
    Redback Networks, Inc.*                              9,700        1,062,150
    Security Dynamics Technologies, Inc.*              105,800        2,010,200
    Siebel Systems, Inc.*                              570,631       25,981,543
    SunGard Data Systems, Inc.*                        195,700        6,849,500
    Synopsys, Inc.*                                  2,929,394      129,991,859
    System Software Associates, Inc.*                2,367,251        4,808,478
    Transaction System Architects, Inc., "A"*          222,800        7,101,750
    Unigraphics Solutions, Inc.*                        35,000          557,812
    Vantive Corp.*                                      15,000          163,125
    VERITAS Software Corp.*                             19,693        1,737,907
                                                                ---------------
                                                                $ 2,939,751,751
-------------------------------------------------------------------------------
  Construction Services
    Shaw Group, Inc.*                                  113,000  $     1,476,063
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.0%
    Avis Rent A Car, Inc.*                              21,900  $       628,256
    Blyth Industries, Inc.*                            305,000        8,540,000
    Carson, Inc., "A"*                                  94,800          331,800
    Cole National Corp., "A"*                           47,100          432,731
    Dollar Thrifty Automotive Group, Inc.*             431,300        9,165,125
    Galileo International, Inc.                        562,900       25,330,500
    Service Corp. International                         91,127        1,748,499
    Swisher International Group, Inc., "A"*            210,000        1,968,750
    Tyco International Ltd.                         10,100,148      882,500,432
    United Rentals, Inc.*                              132,562        3,976,860
                                                                ---------------
                                                                $   934,622,953
-------------------------------------------------------------------------------
  Containers
    Silgan Holdings, Inc.*                              75,200  $     1,513,400
-------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    AFC Cable Systems, Inc.*                            60,000  $     2,062,500
    Barnett, Inc.*                                     100,000          925,000
    JPM Co.*                                           150,000        1,537,500
    Micrel, Inc.*                                       39,600        2,217,600
                                                                ---------------
                                                                $     6,742,600
-------------------------------------------------------------------------------
  Electronics - 4.2%
    Altera Corp.*                                    5,817,400  $   202,518,237
    Amkor Technology, Inc.*                            237,399        2,195,941
    Analog Devices, Inc.*                            1,764,000       67,803,750
    Applied Materials, Inc.*                             6,100          335,119
    Atmel Corp.*                                       861,000       17,004,750
    Burr-Brown Corp.*                                  901,675       28,853,600
    Cable Design Technologies Corp.*                   856,200       12,093,825
    Intel Corp.                                      1,100,800       59,512,000
    Lattice Semiconductor Corp.*                       195,800        9,618,675
    Linear Technology Corp.                            535,800       28,397,400
    LSI Logic Corp.*                                   336,200       12,460,413
    Maxim Integrated Products, Inc.*                   261,800       13,989,937
    Micro Linear Corp.*                                198,000          717,750
    Novellus Systems, Inc.*                            152,470        7,442,442
    Peak International Ltd.*                           150,000          918,750
    Teradyne, Inc.*                                     45,700        2,413,531
    Xilinx, Inc.*                                    2,180,364       96,889,925
                                                                ---------------
                                                                $   563,166,045
-------------------------------------------------------------------------------
  Entertainment - 5.8%
    CBS Corp.*                                       1,128,521  $    47,115,752
    Chancellor Media Corp.*                            293,300       14,903,306
    Citadel Communications Corp.*                      104,200        2,878,525
    Clear Channel Communications, Inc.*              3,785,700      250,092,806
    Cox Radio, Inc., "A"*                              380,500       20,332,969
    Entercom Communications Corp.*                      43,000        1,402,875
    Fox Entertainment Group, Inc.*                     184,800        4,712,400
    Gametech International, Inc.*                      515,000        2,156,563
    Gemstar International Group Ltd.*                   12,000          741,750
    Harrah's Entertainment, Inc.*                    1,602,400       34,651,900
    Hearst-Argyle Television, Inc.*                    440,000       10,890,000
    Heftel Broadcasting Corp., "A"*                    157,220        9,767,293
    MediaOne Group, Inc.*                              718,500       53,079,187
    Premier Parks, Inc.*                             1,445,200       51,485,250
    Radio One, Inc.                                     28,600        1,151,150
    Silverleaf Resorts, Inc.*                           54,000          418,500
    Sinclair Broadcast Group, Inc., "A"*                77,800        1,079,475
    Time Warner, Inc.                                2,636,100      179,419,556
    Univision Communications, Inc., "A"*             1,428,100       84,704,181
    Vistana, Inc.*                                     242,500        3,758,750
    West Coast Entertainment Corp.*                    595,000          223,125
                                                                ---------------
                                                                $   774,965,313
-------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    ARM Financial Group, Inc., "A"                     333,700  $     5,005,500
    Associates First Capital Corp., "A"              1,962,140       80,447,740
    CIT Group, Inc., "A"                               274,100        7,948,900
    Federated Investors, Inc., "A"                     166,500        2,913,750
    Franklin Resources, Inc.                         1,473,100       64,079,850
    Goldman Sachs Group, Inc.*                         124,500        8,458,219
    Healthcare Financial Partners, Inc.*               226,500        7,644,375
    Heller Financial, Inc., "A"                        154,100        4,584,475
    Liberty Financial Cos., Inc.                       132,000        3,448,500
    Morgan Stanley Dean Witter & Co.                    51,300        4,950,450
    Schwab (Charles) Corp.                              55,000        5,819,687
    WMF Group Ltd.*                                     90,000          585,000
                                                                ---------------
                                                                $   195,886,446
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    International Home Foods, Inc.*                    122,200  $     1,955,200
    Suiza Foods Corp.*                                 483,000       17,689,875
                                                                ---------------
                                                                $    19,645,075
-------------------------------------------------------------------------------
  Insurance - 0.2%
    American International Group, Inc.                  45,100  $     5,155,494
    Compdent Corp.*                                    280,400        4,065,800
    Conseco, Inc.                                      332,744       10,169,488
    Frontier Insurance Group, Inc.                      99,000        1,701,563
    Hartford Life, Inc., "A"                            90,500        4,298,750
    Nationwide Financial Services, Inc., "A"           108,400        4,681,525
                                                                ---------------
                                                                $    30,072,620
-------------------------------------------------------------------------------
  Machinery
    ITEQ, Inc.*                                        300,000  $       628,125
    JLK Direct Distribution, Inc., "A"*                 17,000          187,000
                                                                ---------------
                                                                $       815,125
-------------------------------------------------------------------------------
  Medical and Health Products - 0.6%
    Becton, Dickinson & Co.                            108,300  $     4,196,625
    Boston Scientific Corp.*                         1,325,600       50,289,950
    Coast Dental Services, Inc.*                        64,600          452,200
    Matria Healthcare, Inc.*                           533,500        3,201,000
    Orthofix International N.V.*                       473,749        7,106,235
    PSS World Medical, Inc.*                           519,500        6,396,344
    Renex Corp.*                                       262,200        1,179,900
    Wesley Jessen Visioncare, Inc.*                    136,700        4,254,787
                                                                ---------------
                                                                $    77,077,041
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.8%
    Balanced Care Corp.*                               351,700  $       835,288
    Capital Senior Living Corp.*                       458,000        4,980,750
    Cardinal Health, Inc.                              408,235       24,647,188
    Carematrix Corp.*                                  357,000        5,288,063
    Concentra Managed Care, Inc.*                      335,500        4,927,656
    Foundation Health Systems, Inc.*                 1,000,409       17,882,311
    Genesis Health Ventures, Inc.*                     256,150        1,136,666
    Guidant Corp.                                    1,670,500       83,525,000
    HCIA, Inc.*                                        565,000        4,837,813
    Health Management Associates, Inc., "A"*           451,625        5,871,125
    HealthSouth Corp.*                               3,714,398       49,680,073
    Henry Schein, Inc.*                                 14,350          433,191
    Integrated Health Services, Inc.                 1,166,200        6,851,425
    Mariner Post-Acute Network, Inc.*                1,634,200        3,676,950
    McKesson HBOC, Inc.                                955,499       32,546,685
    Medtronic, Inc.                                    214,680       15,242,280
    Mid Atlantic Medical Services, Inc.*             2,516,988       26,113,750
    NCS Healthcare, Inc., "A"*                          36,200          497,750
    Orthodontic Centers of America, Inc.*++          2,474,600       29,849,862
    Oxford Health Plans, Inc.*                         450,000        8,578,125
    PacifiCare Health Systems, Inc., "A"*              364,900       31,221,756
    PacifiCare Health Systems, Inc., "B"*              628,746       54,307,936
    Phymatrix Corp.*                                    98,200          162,644
    Renal Care Group, Inc.*                             60,000        1,665,000
    St. Jude Medical, Inc.*                             32,933        1,113,547
    Total Renal Care Holdings, Inc.*                 2,165,528       33,294,993
    Trigon Healthcare, Inc.*                            85,000        3,240,625
    United HealthCare Corp.                          7,167,554      417,510,020
    United Payors & United Providers, Inc.*            170,300        3,182,481
    Wellpoint Health Networks, Inc.                    466,300       38,440,606
                                                                ---------------
                                                                $   911,541,559
-------------------------------------------------------------------------------
  Metals and Minerals
    NS Group, Inc.*                                    217,400  $     1,548,975
-------------------------------------------------------------------------------
  Office Equipment
    Steelcase, Inc.                                     37,100  $       679,394
-------------------------------------------------------------------------------
  Pollution Control - 1.0%
    Allied Waste Industries, Inc.*                     739,300  $    13,769,463
    Casella Waste Systems, Inc., "A"*                   61,200        1,204,875
    Republic Services, Inc.*                         3,820,900       89,791,150
    Superior Services, Inc.*                           110,700        2,373,131
    Waste Industries, Inc.*                             16,400          264,450
    Waste Management, Inc.                             535,462       28,312,553
                                                                ---------------
                                                                $   135,715,622
-------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Applied Graphics Technologies, Inc.*               148,000  $     1,609,500
    Mail-Well, Inc.*                                 1,640,000       24,292,500
    Workflow Management, Inc.                          507,801        6,537,938
                                                                ---------------
                                                                $    32,439,938
-------------------------------------------------------------------------------
  Railroads - 0.5%
    Kansas City Southern Industries, Inc.            1,186,600  $    66,746,250
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    MeriStar Hospitality Corp.*                        662,300  $    14,487,812
-------------------------------------------------------------------------------
  Restaurants and Lodging - 8.0%
    Amerihost Properties, Inc.*++                      527,000  $     1,943,313
    Applebee's International, Inc.++                 3,139,500       92,615,250
    Avado Brands, Inc.##                               370,000        3,341,562
    Buffets, Inc.*++                                 3,114,750       32,704,875
    Candlewood Hotel Co., Inc.*                        210,000          761,250
    Cavanaughs Hospitality Corp.*                       18,800          179,775
    CEC Entertainment, Inc.*++                       1,052,000       39,778,750
    Cendant Corp.*                                  36,204,848      667,526,885
    CKE Restaurants, Inc.                              100,000        1,837,500
    Extended Stay America, Inc.*                       401,904        4,270,230
    Extended Stay America, Inc.*##(+)                1,000,000       10,625,000
    Four Seasons Hotels, Inc.                          152,400        6,400,800
    Friendly Ice Cream Corp.*                          315,000        2,342,813
    Hammons (John Q) Hotels, Inc., "A"*                168,000          714,000
    IHOP Corp.*                                        723,000       17,261,625
    Lone Star Steakhouse & Saloon, Inc.*               270,500        2,721,906
    Marriott International, Inc., "A"                  120,000        4,567,500
    Meristar Hotels and Resorts, Inc.                  884,000        3,812,250
    Mortons Restaurant Group, Inc.*++                  440,000        7,755,000
    Papa John's International, Inc.*                   132,700        5,241,650
    Promus Hotel Corp.*++                            4,469,313      111,732,825
    Rainforest Cafe, Inc.*                             132,500          720,469
    Schlotzskys, Inc.*                                 270,700        2,757,756
    ShoLodge, Inc.*++                                  337,000        1,621,813
    Sonic Corp.*                                       660,000       18,170,625
    Star Buffet, Inc.*                                  35,000          214,375
    Sunterra Corp.*                                    140,000        1,898,750
    Taco Cabana, Inc.*                                 541,000        5,781,937
    Total Entertainment Restaurant Corp.*               56,500          169,500
    U.S. Franchise Systems, Inc., "A"*                 562,000        9,975,500
                                                                ---------------
                                                                $ 1,059,445,484
-------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Ballantyne of Omaha, Inc.*                         137,025  $     1,061,944
    Central Parking Corp.                              218,900        7,114,250
    Flanders Corp.*                                    117,000          438,750
    Gartner Group, Inc.*                                47,900        1,101,700
    Navigant International, Inc.                       306,800        2,483,163
    Royal Caribbean Cruises Ltd.                       180,800        7,073,800
    School Specialty, Inc.                              45,200          672,350
    Stewart Enterprises, Inc., "A"                     675,000       12,445,312
    Stratesec, Inc.*                                    50,000           59,375
    Wackenhut Corp.                                    184,000        3,530,500
    Wilmar Industries, Inc.*                            66,600          757,575
                                                                ---------------
                                                                $    36,738,719
-------------------------------------------------------------------------------
  Steel
    Citation Corp.*                                    463,000  $     6,221,563
-------------------------------------------------------------------------------
  Stores - 6.0%
    American Pad & Paper Co.*                          840,000  $     1,968,792
    Boise Cascade Office Products Corp.*               336,400        4,015,775
    CompUSA, Inc.*                                     445,000        3,587,813
    Consolidated Stores Corp.*                       1,193,125       41,013,672
    Corporate Express, Inc.*                         3,662,100       24,032,531
    CVS Corp.                                          290,800       13,376,800
    Dayton Hudson Corp.                                 26,900        1,694,700
    Friedmans, Inc., "A"*                              130,000        1,170,000
    General Nutrition Cos., Inc.*                    1,543,288       25,560,707
    Gymboree Corp.*                                    131,200        1,615,400
    Home Depot, Inc.                                 1,194,300       67,925,812
    Lowe's Cos., Inc.                                   32,700        1,698,356
    Micro Warehouse, Inc.*++                         2,857,100       44,285,050
    Mothers Work, Inc.*++                              196,000        2,131,500
    Movie Gallery, Inc.*                               338,000        2,112,500
    MSC Industrial Direct, Inc., "A"*                  301,600        5,692,700
    Office Depot, Inc.*                             11,478,450      239,612,644
    OfficeMax, Inc.*                                   893,000       10,269,500
    Rental Service Corp.*                              112,800        2,693,100
    Rental-A-Center, Inc.                              226,000        5,833,625
    Republic Industries, Inc.*+(+)                   6,000,000       98,250,000
    Republic Industries, Inc.*+                        505,000        8,269,375
    Rite Aid Corp.                                   6,956,700      173,917,500
    TJX Cos., Inc.                                     225,000        6,750,000
    U.S. Office Products Co.                         1,115,603        5,856,916
    Wal-Mart Stores, Inc.                               49,600        2,114,200
                                                                ---------------
                                                                $   795,448,968
-------------------------------------------------------------------------------
  Supermarkets - 0.4%
    Kroger Co.*                                        944,600  $    55,318,137
    Safeway, Inc.*                                      15,700          730,050
                                                                ---------------
                                                                $    56,048,187
-------------------------------------------------------------------------------
  Telecommunications - 17.1%
    Adelphia Communications Corp. "A"*                  61,600  $     4,650,800
    Amdocs Ltd.*                                       196,100        4,498,044
    American Tower Corp., "A"*                         111,300        2,504,250
    APAC Teleservices, Inc.*                           450,000        1,659,375
    Ascend Communications, Inc.*                       320,100       29,669,269
    Cisco Systems, Inc.*                            11,005,287    1,199,576,283
    Copper Mountain Networks, Inc.*                     13,900          889,600
    General Instrument Corp.*                           83,600        3,234,275
    Glenayre Technologies, Inc.*                     1,420,000        5,058,750
    Global TeleSystems Group, Inc.*                    291,085       22,122,460
    Hypercom Corp.*                                    316,200        2,233,162
    Hyperion Telecommunications, Inc., "A"*             83,000        1,400,625
    Intermedia Communications, Inc.*##                 120,000        3,037,500
    IXC Communications, Inc.*                           55,000        1,980,000
    Lucent Technologies, Inc.                          539,600       30,689,750
    MCI WorldCom, Inc.*                              9,140,723      789,529,949
    McLeodUSA, Inc., "A"*                               25,500        1,364,250
    Metromedia Fiber Network, Inc., "A"*               513,600       20,736,600
    Net Perceptions, Inc.*                              16,200          275,400
    Nortel Networks Corp.                              134,100       10,057,500
    Qwest Communications International, Inc.*          530,776       22,624,327
    Rhythms NetConnections, Inc.*                       22,600        1,096,100
    RMH Teleservices, Inc.*                            238,000          699,125
    SCC Communications Corp.*                          300,000        1,143,750
    Sprint Corp. (PCS Group)*                          206,900        9,310,500
    Sterling Commerce, Inc.*                            59,826        2,325,736
    Talk.com, Inc.++                                 6,471,100       67,137,662
    Tellabs, Inc.*                                     436,000       25,506,000
    Time Warner Telecom, Inc.*                          60,900        1,560,563
    Transaction Network Services, Inc.*                245,700        6,572,475
    Uniphase Corp.                                      20,000        2,680,000
    VDI Media*                                         290,000        1,885,000
                                                                ---------------
                                                                $ 2,277,709,080
-------------------------------------------------------------------------------
  Transportation - 0.1%
    Budget Group, Inc., "A"*                           302,700  $     4,048,613
    Carey International, Inc.*                          98,000        1,837,500
    Coach USA, Inc.*                                   298,600        8,696,725
    Dispatch Management Services Corp.*                215,600          603,006
    Dynamex, Inc.*                                      89,600          296,800
    Hub Group, Inc., "A"*                               25,000          696,875
                                                                ---------------
                                                                $    16,179,519
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    Frontier Corp.                                     258,600  $    13,608,825
-------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                           3,000,000  $       365,880
    Copley Partners 2*+(+)                           3,000,000        1,281,510
    Highland Capital Partners*+(+)                   7,500,000          988,200
                                                                ---------------
                                                                $     2,635,590
-------------------------------------------------------------------------------
Total U.S. Stocks                                               $12,607,413,928
-------------------------------------------------------------------------------
Foreign Stocks - 2.6%
  Bermuda - 0.2%
    Ace Ltd. (Insurance)                               695,200  $    21,203,600
-------------------------------------------------------------------------------
  Canada
    Laidlaw, Inc. (Pollution Control)                  480,000  $     3,360,000
    Legacy Hotels Real Estate Investment Trust
      (Real Estate Investment Trust)*##                305,000        1,698,241
                                                                ---------------
                                                                $     5,058,241
-------------------------------------------------------------------------------
  Finland
    Nokia Corp., ADR (Telecommunications)               20,200  $     1,434,200
-------------------------------------------------------------------------------
  Germany - 1.7%
    SAP AG, ADR (Computer Software - Systems)          174,300  $    60,502,853
    SAP AG, ADR (Computer Software - Systems)##      1,238,800       41,266,906
    SAP AG, Preferred (Computer Software
      - Systems)                                       305,625      122,176,726
                                                                ---------------
                                                                $   223,946,485
-------------------------------------------------------------------------------
  Ireland
    Elan Corp. PLC, ADR (Health Products)*             128,600  $     6,944,400
-------------------------------------------------------------------------------
  Italy - 0.3%
    Gucci Group N.V. (Apparel and Textiles)            525,000  $    34,715,625
-------------------------------------------------------------------------------
  Mexico
    TV Azteca, S.A. de C.V., ADR (Broadcasting)         41,000  $       207,563
-------------------------------------------------------------------------------
  Netherlands - 0.1%
    Benckiser N.V., "B" (Consumer Goods
      and Services)                                    137,895  $     7,445,820
-------------------------------------------------------------------------------
  Sweden
    Ericsson LM, ADR (Telecommunication
      Equipment)                                       136,800  $     3,685,050
    Skandia Forsakrings AB (Insurance)                 100,000        1,716,473
                                                                ---------------
                                                                $     5,401,523
-------------------------------------------------------------------------------
  United Kingdom - 0.3%
    CBT Group PLC, ADR (Computer Software -
      Personal Computers)*                           1,043,100  $    15,907,275
    Danka Business Systems, ADR
      (Business Services)++                          4,136,600       22,622,031
    Merant PLC, ADR (Computer Software
      - Services)                                       68,750          859,375
                                                                ---------------
                                                                $    39,388,681
-------------------------------------------------------------------------------
Total Foreign Stocks                                            $   345,746,138
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,555,922,333)                  $12,953,160,066
-------------------------------------------------------------------------------

Convertible Preferred Stock
-------------------------------------------------------------------------------
  Restaurants and Lodging
    Avado Financing, "A", 7s*##
     (Identified Cost, $5,000,000)                     100,000  $     3,787,500
-------------------------------------------------------------------------------
Convertible Bonds - 0.1%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)
-------------------------------------------------------------------------------
  Construction Services
    American Residential Services, Inc.,
    7.25s, 2004##                                   $    4,000  $     3,960,000
-------------------------------------------------------------------------------
  Entertainment - 0.1%
    CBS Radio, Inc., 7s, 2011##                     $    4,555  $     7,083,025
-------------------------------------------------------------------------------
  Medical and Health Products
    Ventritex, Inc., 5.75s, 2001                    $    1,230  $     1,265,362
-------------------------------------------------------------------------------
  Restaurants and Lodging
    ShoLodge, Inc., 7.5s, 2004                      $    2,000  $     1,170,000
-------------------------------------------------------------------------------
  Telecommunications
    Midcom Communications, Inc., 8.25s, 2003**##    $    4,600  $       782,000
-----------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $16,385,000)                                $    14,260,387
-------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
ISSUER                                           (000 OMITTED)            VALUE
-------------------------------------------------------------------------------
    General Electric Capital Corp.,
      due 6/01/99, at Amortized Cost                $   97,630  $    97,630,000
-------------------------------------------------------------------------------
Total Investments
   (Identified Cost, $7,674,937,333)                            $13,068,837,953
Other Assets, Less Liabilities - 1.9%                               248,598,954
-------------------------------------------------------------------------------
Net Assets - 100.0%                                             $13,317,436,907
-------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost,
        $6,704,621,050)                                   $ 11,759,183,979
    Affiliated issuer (identified cost, $970,316,283)        1,309,653,974
                                                          ----------------
    Total investments, at value (identified cost,
      $7,674,937,333)                                     $ 13,068,837,953
  Cash                                                             113,791
  Receivable for investments sold                               59,566,082
  Receivable for Fund shares sold                              239,448,818
  Interest and dividends receivable                              1,036,952
  Other assets                                                     154,324
                                                          ----------------
    Total assets                                          $ 13,369,157,920
                                                          ----------------
Liabilities:
  Payable for investments purchased                       $     21,656,591
  Payable for Fund shares reacquired                            20,999,473
  Payable to affiliates -
    Management fee                                                 984,626
    Administrative fee                                               4,110
    Shareholder servicing agent fee                                143,472
    Distribution and service fee                                 6,845,610
  Accrued expenses and other liabilities                         1,087,131
                                                          ----------------
      Total liabilities                                   $     51,721,013
                                                          ----------------
Net assets                                                $ 13,317,436,907
                                                          ================

Net assets consist of:
  Paid-in capital                                         $  7,818,750,693
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies          5,393,895,259
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              190,581,108
  Accumulated net investment loss                              (85,790,153)
                                                          ----------------
      Total                                               $ 13,317,436,907
                                                          ================
Shares of beneficial interest outstanding                    299,084,086
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $5,601,404,845 / 123,744,405 shares
     of beneficial interest outstanding)                       $45.27
                                                               ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                           $48.03
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $6,928,370,470 / 157,399,527 shares
     of beneficial interest outstanding)                       $44.02
                                                               ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $725,822,800 / 16,577,788 shares of
     beneficial interest outstanding)                          $43.78
                                                               ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $59,558,162 / 1,310,634 shares of
     beneficial interest outstanding)                          $45.44
                                                               ======

Class J shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,280,630 / 51,732 shares of
     beneficial interest outstanding)                          $44.09
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1999
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends (including $282,555 received from
      affiliated issuers)                                    $    7,943,906
    Interest                                                      4,124,943
    Income on securities loaned                                   2,195,705
    Foreign taxes withheld                                         (144,143)
                                                             --------------
      Total investment income                                $   14,120,411
                                                             --------------
  Expenses -
    Management fee                                           $   43,737,480
    Trustees' compensation                                           26,870
    Shareholder servicing agent fee                               6,892,619
    Distribution and service fee (Class A)                        6,579,715
    Distribution and service fee (Class B)                       33,725,679
    Distribution and service fee (Class C)                        3,310,995
    Distribution and service fee (Class J)                            3,605
    Administrative fee                                              155,284
    Custodian fee                                                 1,159,206
    Postage                                                         717,480
    Printing                                                        165,931
    Auditing fees                                                    20,250
    Legal fees                                                       16,135
    Miscellaneous                                                 3,828,942
                                                             --------------
      Total expenses                                         $  100,340,191
    Fees paid indirectly                                           (529,386)
                                                             --------------
      Net expenses                                           $   99,810,805
                                                             --------------
        Net investment loss                                  $  (85,690,394)
                                                             --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions (including $80,478,761 net
      gain from transactions with affiliated issuers)        $  195,874,097
    Foreign currency transactions                                    (3,405)
                                                             --------------
      Net realized gain on investments and foreign
        currency transactions                                $  195,870,692
                                                             --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $1,309,810,977
    Translation of assets and liabilities in foreign
      currencies                                                     (6,611)
                                                             --------------
      Net unrealized gain on investments and foreign
        currency translation                                 $1,309,804,366
                                                             --------------
        Net realized and unrealized gain on investments
          and foreign currency                               $1,505,675,058
                                                             --------------
          Increase in net assets from operations             $1,419,984,664
                                                             ==============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                     YEAR ENDED
                                                                  MAY 31, 1999              NOVEMBER 30, 1998
                                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $     (85,690,394)             $    (138,210,859)
  Net realized gain on investments and foreign
    currency transactions                                         195,870,692                    214,629,856
  Net unrealized gain on investments and foreign
    currency translation                                        1,309,804,366                    860,183,198
                                                            -----------------              -----------------
      Increase in net assets from operations                $   1,419,984,664              $     936,602,195
                                                            -----------------              -----------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $     (47,160,924)             $     (35,451,730)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (63,514,966)                   (37,089,138)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (5,989,031)                    (2,529,758)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (509,880)                      (526,650)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                    (1,520)                          --
                                                            -----------------              -----------------
      Total distributions declared to shareholders          $    (117,176,321)             $     (75,597,276)
                                                            -----------------              -----------------
Net increase in net assets from Fund share
  transactions                                              $     495,089,992              $   1,248,664,828
                                                            -----------------              -----------------
      Total increase in net assets                          $   1,797,898,335              $   2,109,669,747
Net assets:
  At beginning of period                                       11,519,538,572                  9,409,868,825
                                                            -----------------              -----------------

  At end of period (including accumulated net
    investment loss of $85,790,153 and $99,759,
    respectively)                                           $  13,317,436,907              $  11,519,538,572
                                                            =================              =================

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                  SIX MONTHS ENDED        --------------------------------------------------------------------
                                      MAY 31, 1999            1998           1997           1996          1995            1994
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $40.65          $37.54         $32.01         $26.79        $18.73          $17.68
                                            ------          ------         ------         ------        ------          ------
Income (loss) from investment operations# -
  Net investment loss                       $(0.20)         $(0.34)        $(0.34)        $(0.29)       $(0.23)         $(0.20)
  Net realized and unrealized gain on
    investments and foreign currency          5.23            3.79           6.24           5.51          8.68            1.78
                                            ------          ------         ------         ------        ------          ------
      Total from investment operations      $ 5.03          $ 3.45         $ 5.90         $ 5.22        $ 8.45          $ 1.58
                                            ------          ------         ------         ------        ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions       $(0.41)         $(0.34)        $(0.37)        $ --          $(0.38)         $(0.53)
  In excess of net realized gain on
    investments and foreign currency
    transactions                              --              --             --             --           (0.00)*          --
  From paid-in capital                        --              --             --             --           (0.01)           --
                                            ------          ------         ------         ------        ------          ------
      Total distributions declared to
        shareholders                        $(0.41)         $(0.34)        $(0.37)        $ --          $(0.39)         $(0.53)
                                            ------          ------         ------         ------        ------          ------
Net asset value - end of period             $45.27          $40.65         $37.54         $32.01        $26.79          $18.73
                                            ======          ======         ======         ======        ======          ======
Total return(+)                             12.47%++         9.36%         18.66%         19.52%        45.98%           9.06%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.14%+          1.16%          1.21%          1.20%         1.28%           1.33%
  Net investment loss                      (0.91)%+        (0.87)%        (0.99)%        (1.01)%       (1.04)%         (1.09)%
Portfolio turnover                              9%             15%            21%            22%           20%             39%
Net assets at end of period (000,000
 omitted)                                   $5,601          $4,713         $3,875         $2,524        $1,312            $470

  + Annualized.
 ++ Not annualized.
  * The per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                  SIX MONTHS ENDED        --------------------------------------------------------------------
                                      MAY 31, 1999            1998           1997           1996          1995            1994
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period       $39.69          $36.85         $31.48         $26.56        $18.57          $17.64
                                            ------          ------         ------         ------        ------          ------
Income (loss) from investment operations# -
  Net investment loss                       $(0.36)         $(0.62)        $(0.59)        $(0.52)       $(0.41)         $(0.35)
  Net realized and unrealized gain on
    investments and foreign currency          5.10            3.72           6.14           5.44          8.65            1.78
                                            ------          ------         ------         ------        ------          ------
      Total from investment operations      $ 4.74          $ 3.10         $ 5.55         $ 4.92        $ 8.24          $ 1.43
                                            ------          ------         ------         ------        ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions       $(0.41)         $(0.26)        $(0.18)        $ --          $(0.24)         $(0.50)
  In excess of net realized gain on
    investments and foreign currency
    transactions                              --              --             --             --           (0.00)*          --
  From paid-in capital                        --              --             --             --           (0.01)           --
                                            ------          ------         ------         ------        ------          ------
      Total distributions declared to
        shareholders                        $(0.41)         $(0.26)        $(0.18)        $ --          $(0.25)         $(0.50)
                                            ------          ------         ------         ------        ------          ------
Net asset value - end of period             $44.02          $39.69         $36.85         $31.48        $26.56          $18.57
                                            ======          ======         ======         ======        ======          ======
Total return                                12.03%++         8.55%         17.78%         18.52%        44.89%           8.21%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.89%+          1.91%          1.97%          2.00%         2.08%           2.14%
  Net investment loss                      (1.66)%+        (1.62)%        (1.75)%        (1.80)%       (1.83)%         (1.90)%
Portfolio turnover                              9%             15%            21%            22%           20%             39%
Net assets at end of period (000,000
 omitted)                                   $6,928          $6,190         $5,144         $3,659        $2,001            $769

 + Annualized.
++ Not annualized.
 * The per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED
                                                                                 NOVEMBER 30,                    PERIOD ENDED
                                                 SIX MONTHS ENDED        ----------------------------            NOVEMBER 30,
                                                     MAY 31, 1999              1998              1997                   1996*
                                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $39.49            $36.66            $31.48                  $28.37
                                                           ------            ------            ------                  ------
Income (loss) from investment operations# -
  Net investment loss                                      $(0.36)           $(0.61)           $(0.59)                 $(0.38)
  Net realized and unrealized gain on investments
    and foreign currency                                     5.06              3.70              6.12                    3.49
                                                           ------            ------            ------                  ------
      Total from investment operations                     $ 4.70            $ 3.09            $ 5.53                  $ 3.11
                                                           ------            ------            ------                  ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                             $(0.41)           $(0.26)           $(0.35)                 $ --
                                                           ------            ------            ------                  ------
Net asset value - end of period                            $43.78            $39.49            $36.66                  $31.48
                                                           ======            ======            ======                  ======
Total return                                               12.02%++           8.54%            17.81%                  10.96%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.89%+            1.91%             1.97%                   1.35%+
  Net investment loss                                     (1.67)%+          (1.62)%           (1.75)%                 (1.25)%+
Portfolio turnover                                             9%               15%               21%                     22%
Net assets at end of period (000,000 omitted)                $726              $564              $344                    $119

 * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED NOVEMBER 30,
                                                        SIX MONTHS ENDED   -------------------------------------------
                                                            MAY 31, 1999                   1998                  1997*
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $40.76                 $37.62                 $29.98
                                                                  ------                 ------                 ------
Income (loss) from investment operations# -
  Net investment loss                                             $(0.15)                $(0.24)                $(0.23)
  Net realized and unrealized gain on investments and
    foreign currency                                                5.24                   3.80                   7.87
                                                                  ------                 ------                 ------
      Total from investment operations                            $ 5.09                 $ 3.56                 $ 7.64
                                                                  ------                 ------                 ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                    $(0.41)                $(0.42)                $ --
                                                                  ------                 ------                 ------
Net asset value - end of period                                   $45.44                 $40.76                 $37.62
                                                                  ======                 ======                 ======
Total return                                                      12.58%++                9.67%                 25.48%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       0.89%+                 0.91%                  0.97%+
  Net investment loss                                            (0.66)%+               (0.62)%                (0.74)%+
Portfolio turnover                                                    9%                    15%                    21%
Net assets at end of period (000 omitted)                        $59,558                $51,537                $47,240

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1999             NOVEMBER 30, 1998*
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS J
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $39.71                         $35.31
                                                                         ------                         ------

Income (loss) from investment operations# -
  Net investment loss                                                    $(0.29)                        $(0.09)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  5.08                           4.49
                                                                         ------                         ------
      Total from investment operations                                   $ 4.79                         $ 4.40
                                                                         ------                         ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency                                    $(0.41)                        $ --
                                                                         ------                         ------
Net asset value - end of period                                          $44.09                         $39.71
                                                                         ======                         ======
Total return                                                             12.15%++                       12.46%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.68%+                         1.66%+
  Net investment loss                                                   (1.47)%+                       (1.50)%+
Portfolio turnover                                                           9%                            15%
Net assets at end of period (000 omitted)                                $2,281                            $88

*  For the period from the inception of Class J, September 24, 1998, through November 30, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in the country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The loans are collateralized at all times by U.S. Treasury securities with a market value at least equal to the market value of the securities loaned. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

At May 31, 1999, the value of securities loaned was $100,530,910. These loans were collateralized by U.S. Treasury securities of $106,563,991. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street Bank and Trust. Income from securities lending reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

            First $2.5 billion                               0.75%
            Next $4.5 billion                                0.70%
            In excess of $7 billion                          0.65%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,372 for the six months ended May 31, 1999.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $983,256 for the six months ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $312,430 for the six months ending May 31, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $134,857 and $3,949 for Class B and Class C shares, respectively, for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the Fund's Agent Company in Japan, and in that capacity represents the Fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Company. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 0.75% of average net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ending May 31, 1999, were $302,281, $6,914,130, and $152,707 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,121,610,325 and $1,285,020,635, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $7,674,937,333
                                                            --------------
Gross unrealized appreciation                               $6,214,686,885
Gross unrealized depreciation                                 (820,786,265)
                                                            --------------
    Net unrealized appreciation                             $5,393,900,620
                                                            ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED MAY 31, 1999              YEAR ENDED NOVEMBER 30, 1998
                               ----------------------------------       -----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                     211,838,415      $  9,329,949,878        323,635,709       $ 12,557,270,573
Shares issued to
  shareholders in
  reinvestment of
  distributions                     986,177            40,620,198            959,730             33,147,195
Shares reacquired              (205,020,894)       (9,033,588,646)      (311,882,646)       (12,167,722,188)
                               ------------      ----------------       ------------       ----------------
    Net increase                  7,803,698      $    336,981,430         12,712,793       $    422,695,580
                               ============      ================       ============       ================

Class B Shares
                                    SIX MONTHS ENDED MAY 31, 1999              YEAR ENDED NOVEMBER 30, 1998
                               ----------------------------------       -----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      41,625,037      $  1,790,613,640         74,377,060       $  2,833,309,632
Shares issued to
  shareholders in
  reinvestment of
  distributions                   1,238,952            49,646,350            861,205             29,129,405
Shares reacquired               (41,422,983)       (1,782,065,001)       (58,855,318)        (2,223,583,962)
                               ------------      ----------------       ------------       ----------------
    Net increase                  1,441,006      $     58,194,989         16,382,947       $    638,855,075
                               ============      ================       ============       ================

Class C Shares
                                    SIX MONTHS ENDED MAY 31, 1999              YEAR ENDED NOVEMBER 30, 1998
                               ----------------------------------       -----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      20,985,963      $    898,438,966         31,755,320       $  1,218,876,343
Shares issued to
 shareholders in
 reinvestment of
 distributions                       91,986             3,669,362             40,350              1,357,348
Shares reacquired               (18,786,270)         (806,396,481)       (26,901,015)        (1,033,437,490)
                               ------------      ----------------       ------------       ----------------
    Net increase                  2,291,679      $     95,711,847          4,894,655       $   186,796,201
                               ============      ================       ============       ================

Class I Shares
                                    SIX MONTHS ENDED MAY 31, 1999              YEAR ENDED NOVEMBER 30, 1998
                               ----------------------------------       -----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                         148,071      $      6,585,878            209,180       $      8,247,866
Shares issued to
 shareholders in
 reinvestment of
 distributions                       12,017               494,873             15,319                526,918
Shares reacquired                  (113,757)           (5,031,917)          (215,813)            (8,535,894)
                               ------------      ----------------       ------------       ----------------
    Net increase                     46,331      $      2,048,834              8,686       $        238,890
                               ============      ================       ============       ================

Class J Shares
                                    SIX MONTHS ENDED MAY 31, 1999           PERIOD ENDED NOVEMBER 30, 1998*
                               ----------------------------------       -----------------------------------
                                     SHARES                AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          51,330      $      2,230,767              2,222       $         79,082
Shares reacquired                    (1,820)              (77,875)         --                    --
                               ------------      ----------------       ------------       ----------------
    Net increase                     49,510      $      2,152,892              2,222       $         79,082
                               ============      ================       ============       ================

*For the period from the inception of Class J, September 24, 1998, through November 30, 1998.

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1999, was $45,157.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended May 31, 1999, is set forth below:

                                                         ACQUISITIONS                     DISPOSITIONS
                                     BEGINNING  -------------------------------  ------------------------------
AFFILIATE                               SHARES         SHARES              COST         SHARES             COST
---------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.             527,000          --         $     --              --         $    --
Applebees International, Inc.        3,139,500          --               --              --              --
Buffets, Inc.                        3,124,450          --               --              9,700          106,090
Cadence Design
  Systems, Inc.                     11,529,670        827,300        16,789,763          --              --
CEC Entertainment, Inc.              1,062,000          --               --             10,000          293,765
Compuware Corp.                     17,636,242      2,627,000       118,035,804      1,273,050       96,355,716
Danka Business
  Systems, ADR                       4,210,300          --               --             73,700          361,565
Micro Warehouse, Inc.                2,918,500          --               --             61,400        1,812,165
Modis Professional
  Services, Inc.                     7,210,150         10,000           121,225          --              --
Mortons Restaurant
  Group, Inc.                          440,000          --               --              --              --
Mothers Work, Inc.                     202,000          --               --              6,000           77,872
Orthodontic Centers                  2,205,000        278,800         3,168,954          9,200          112,903
Promus Hotel                         4,108,413        360,900         9,495,337          --              --
ShoLodge, Inc.                         375,600          --               --             38,600          208,643
Talk.com, Inc.                       6,471,100          --               --              --              --
                                                                   ------------                     -----------
                                                                   $147,611,083                     $99,328,719
                                                                   ============                     ===========

                                              ENDING          REALIZED      DIVIDEND              ENDING
AFFILIATE                                     SHARES       GAIN (LOSS)        INCOME               VALUE
----------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.                   527,000      $  --             $  --         $    1,943,313
Applebees International, Inc.              3,139,500         --              282,555          92,615,250
Buffets, Inc.                              3,114,750          (70,935)         --             32,704,875
Cadence Design Systems, Inc.              12,356,970            --             --            159,095,989
CEC Entertainment, Inc.                    1,052,000          128,765          --             39,778,750
Compuware Corp.                           18,990,192       81,960,878          --            589,882,839
Danka Business Systems, ADR                4,136,600            --             --             22,622,031
Micro Warehouse, Inc.                      2,857,100       (1,005,078)         --             44,285,050
Modis Professional
  Services, Inc.                           7,220,150            --             --            106,497,213
Mortons Restaurant
  Group, Inc.                                440,000            --             --              7,755,000
Mothers Work, Inc.                           196,000          (24,878)         --              2,131,500
Orthodontic Centers                        2,474,600          (20,497)         --             29,849,863
Promus Hotels                              4,469,313            --             --            111,732,825
ShoLodge, Inc.                               337,000         (489,494)         --              1,621,813
Talk.com, Inc.                             6,471,100            --             --             67,137,663
                                                          -----------       --------      --------------
                                                          $80,478,761       $282,555      $1,309,653,974
                                                          ===========       ========      ==============

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1999, the Fund owned the following restricted securities (constituting 0.82% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                               DATE OF
DESCRIPTION                                ACQUISITION         SHARES              COST             VALUE
---------------------------------------------------------------------------------------------------------
Copley Partners 1                             12/06/86      3,000,000      $  1,437,794      $    365,880
Copley Partners 2                   12/02/86 - 8/09/91      3,000,000         2,451,234         1,281,510
Highland Capital Partners            6/28/88 - 6/28/93      7,500,000         4,636,048           988,200
Republic Industries, Inc.                    5/15/1996      6,505,000       227,897,500       106,519,375
                                                                                             ------------
                                                                                             $109,154,965
                                                                                             ============

MFS(R) EMERGING GROWTH FUND

TRUSTEES                                                SECRETARY
Richard B. Bailey* - Private Investor;                  Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                               ASSISTANT SECRETARY
                                                        James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                        CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac               State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School            AUDITORS
                                                        Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                 INVESTOR INFORMATION
Chairman, Colonial Insurance Company, Ltd.              For MFS stock and bond market outlooks, call
                                                        toll free: 1-800-637-4458 anytime from a
Abby M. O'Neill - Private Investor                      touch-tone telephone.

Walter E. Robb, III - President and Treasurer,          For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial           financial adviser or, for an information kit,
consultants); President, Benchmark Consulting           call toll free: 1-800-637-2929 any business day
Group, Inc. (office services)                           from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                        message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                INVESTOR SERVICE
MFS Investment Management                               MFS Service Center, Inc.
                                                        P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief Executive          Boston, MA 02107-9906
Officer, and Director, MFS Investment
Management                                              For general information, call toll free:
                                                        1-800-225-2606 any business day from 8 a.m. to
J. Dale Sherratt - President, Insight Resources,        8 p.m. Eastern time.
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),              For service to speech- or hearing-impaired,
 NACCO Industries (holding company)                      call toll free: 1-800-637-6576 any business day
                                                        from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                      this service, your phone must be equipped with
Massachusetts Financial Services Company                a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                   For share prices, account balances, and
                                                        exchanges, call toll free: 1-800-MFS-TALK
DISTRIBUTOR                                             (1-800-637-8255) anytime from a touch-tone
MFS Fund Distributors, Inc.                             telephone.
500 Boylston Street
Boston, MA 02116-3741                                   WORLD WIDE WEB
                                                        www.mfs.com
PORTFOLIO MANAGER
John W. Ballen*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) EMERGING                                                     Bulk Rate
GROWTH FUND                                                        U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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INVESTMENT MANAGEMENT
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